UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 29, 2004


                        Commission File Number 000-31719

                                   POZEN Inc.
             (Exact name of registrant as specified in its charter)


           Delaware                                      62-1657552
(State or other jurisdiction of                       (I.R.S. Employer
incorporation or organization)                       Identification No.)





                                1414 Raleigh Road
                                    Suite 400
                        Chapel Hill, North Carolina 27517
          (Address of principal executive offices, including zip code)




                                 (919) 913-1030
              (Registrant's telephone number, including area code)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 29, 2004, POZEN Inc. issued a press release to report the company's financial results for the quarter ended June 30, 2004. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

The information in this Form 8-K shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                        POZEN Inc.
                                                       (Registrant)

     July 29, 2004                                     /s/ John E. Barnhardt
                                                       ----------------------
                                                       John E. Barnhardt
                                                       Vice President, Finance
                                                       and Administration

                                  EXHIBIT INDEX

The following exhibit is furnished as part of this current report on Form 8-K:


Exhibit
Number                              Description
-------                             -----------
99.1                       Press release of POZEN Inc. dated July 29, 2004.